UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2025

 Mallinckrodt plc
(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
College Business & Technology Park, Cruiserath,
Blanchardstown, Dublin 15, Ireland
(Address of principal executive offices)
+353 1 696 0000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 7, 2025, Mallinckrodt plc (the “Company”) determined to change the Company’s fiscal year end from a 52-53 week year ending on the last Friday of December to a calendar year ending on December 31. The Company will make the fiscal year change on a prospective basis and will not adjust operating results for prior periods.
Because the Company’s fiscal year end is changing by only five days, and the new fiscal year will commence with the end of the old fiscal year, the change is not deemed a change in fiscal year for purposes of reporting subject to Rule 13a-10 or 15d-10 of the Securities Exchange Act of 1934, as amended. Accordingly, the Company will not be required to file a transition report.
The reporting periods and applicable Securities and Exchange Commission reports for the remainder of fiscal year 2025 and fiscal year 2026 are expected to be as follows:

Fiscal Period	Reporting Period	Report To Be Filed
Fiscal year 2025	December 28, 2024 to December 31, 2025	Annual Report on Form 10-K
First quarter of fiscal 2026	January 1, 2026 to March 31, 2026	Quarterly Report on Form 10-Q
Second quarter of fiscal 2026	April 1, 2026 to June 30, 2026	Quarterly Report on Form 10-Q
Third quarter of fiscal 2026	July 1, 2026 to September 30, 2026	Quarterly Report on Form 10-Q
Fiscal year 2026	January 1, 2026 to December 31, 2026	Annual Report on Form 10-K
Financial Reporting Impact
The number of operating days in the quarterly periods in fiscal year 2026 under a calendar year end will change as compared to the 52-53 weeks periods in fiscal year 2025 and prior periods, which will have an impact on the Company’s quarterly financial results as well as the comparative presentation of period over period information. The change in the Company’s fiscal year end to a calendar year end results in five additional operating days in the fiscal year 2025 and two additional operating days in the fiscal year 2026.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC
(registrant)

Date:	November 7, 2025	By:	/s/ Christiana Stamoulis
Christiana Stamoulis President and Chief Financial Officer (Principal Financial Officer)